THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.3

AMENDMENT

TO

DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

RELATING TO PHASE 3 CHF CLINICAL TRIAL

This Amendment to Development and Commercialization Agreement relating to Phase 3 CHF Clinical Trial (this “Amendment”) is entered into as of the 24th day of September, 2013, by and between Mesoblast, Inc., as successor to Angioblast Systems, Inc. (“Mesoblast”), and Cephalon, Inc. (collectively with its Affiliates, “Cephalon,” and, together with Mesoblast, the “Parties” and, each, a “Party”).

WHEREAS, the Parties entered into that certain Development and Commercialization Agreement, dated December 7, 2010, as amended and supplemented (the “Development Agreement”); and

WHEREAS, the Parties desire to obtain prompt finalization and implementation of the design, protocol and allocation of funding for the Phase 3 Clinical Trial (hereinafter, the “P3CHF Trial”) for the Cardiovascular Product for congestive heart failure (the “Product,” or, alternatively, “CEP-41750”).

NOW, THEREFORE, the Parties hereby agree as follows:

1. Capitalized terms used herein and not otherwise defined shall have the meanings attributed to them in the Development Agreement.

2. The P3CHF Trial is ultimately designed to enroll approximately 1700 total patients. The final protocol (which shall otherwise be established in accordance with the Development Agreement, the “P3CHF Protocol”) for the P3CHF Trial will include two interim analyses of efficacy and/or safety of CEP-41750. The charter of the Executive Steering Committee of the P3CHF Protocol (the “ESC”) is attached hereto as Exhibit A.

3. The first interim analysis (hereinafter, “Interim Analysis #1”) will first assess the effect of CEP-41750 on secondary cardiac functional parameters of ejection fraction and left ventricular volumes as measured by cardiac ultrasound. CEP-41750 treatment effect on these surrogates will be used to decide whether continued evaluation of CEP-41750 for reduction in the primary clinical endpoint of [***] in this population is warranted. Predefined thresholds for the achievement of a positive effect of CEP-41750 on the surrogate endpoints are defined below. The efficacy evaluation for Interim Analysis #1 will be performed by an independent statistician designated by Cephalon by advance written notice to Mesoblast and to which Mesoblast has no reasonable objection (the “Statistician”). The Statistician will be fully unblinded to treatment assignment. This analysis will be conducted after the first [***] patients randomly assigned to treatment (i.e., approximately [***] patients each in the CEP-41750 and control groups) have undergone an [***] and completed a minimum of [***] months follow up. Short-term measurements of [***] will be evaluated as surrogates for longer term [***]. All patients treated in the P3CHF Trial will

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

be followed up for a minimum of [***] months for safety. The [***] surrogates will focus on [***] as assessed by change from baseline to month [***] in [***] determined [***]. It is anticipated that approximately [***] to [***] of the first [***] patients will qualify for this [***] analysis based on having [***] of satisfactory image quality as determined by the core [***] reading center.

For the surrogate endpoints analysis, the predefined threshold will be achieved if the following two conditions are satisfied:

a) The difference in mean change from baseline to month [***] between CEP-41750 and the control groups for [***] is greater than or equal to [***]; and

b) The difference in mean change from baseline to month [***] between CEP-41750 and the control groups for either [***] or [***] is less than or equal to [***].

The Statistician will evaluate the results of the surrogate endpoints analysis and incorporate them into a written notice to be sent to each of Mesoblast, Cephalon and the ESC as described in paragraph 5 herein.

Interim Analysis #1 will secondly involve a time-to-first event analysis of CEP-41750’s effect on the primary clinical endpoint for [***] using the log rank test. This analysis will be conducted after the first [***] patients randomly assigned to treatment (i.e., approximately [***] patients each in the CEP-41750 and control groups) have undergone an index cardiac catheterization and completed a minimum of [***] months follow up. All events will be positively adjudicated for the Statistician by an independent Clinical Events Committee (as described in the P3CHF Protocol), which will remain blinded to treatment assignment and will be responsible for the determination of [***] events for each enrolled patient. For the [***] analysis, the Statistician will confirm that the predefined threshold has been achieved if [***].

4. Interim Analysis #1 shall be conducted after the first [***] patients recruited from the initial [***] designated clinical injection sites in North America have completed [***] months of follow-up, including ultrasound measurements of cardiac function. Unless Mesoblast notifies Cephalon otherwise in advance, after the recruitment of the [***] patient in the P3CHF Trial, Cephalon shall continue the enrollment of additional patients in accordance with P3CHF Protocol at Mesoblast’s cost and expense. Mesoblast shall have the right to designate up to [***] additional sites in North America (each subject to Cephalon’s prior written consent, which shall not be unreasonably withheld) at Mesoblast’s expense that will refer patients to the injection sites for inclusion in the P3CHF Trial. For the avoidance of doubt, subject to the oversight of the ESC, all interactions with the sites shall be conducted by Cephalon or designee. [***]. The Parties acknowledge that the foregoing sentence will not be

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

included in the P3CHF Protocol and associated documentation. The Interim Analysis #1 will not be used to re-evaluate the number of required HF-MACEs, and will not be used to stop the study early for success.

5. As soon as the Statistician has completed its final evaluation of the data required for all aspects of Interim Analysis #1, he or she will promptly and contemporaneously deliver written notice of his/her determinations to each of Mesoblast, Cephalon and the ESC. The written notice will consist of a binary notification (yes/no) of whether the respective thresholds were achieved.

6. The second interim analysis shall be as further described in the P3CHF Protocol.

7. Cephalon will be responsible for funding up to the first [***] million in third party costs for the performance of the P3CHF Trial in accordance with the P3CHF Protocol, but only to the extent such third party costs are incurred with respect to services performed prior to the date of delivery by Cephalon to Mesoblast of the Decision Notice (as defined below). Mesoblast will equally share with Teva all third party costs for performance of the P3PCHF Trial exceeding [***] million up until the Decision Notice (except for any costs relating to an expansion of the patient enrollment beyond [***] or any referral sites designated by Mesoblast, all of which excess costs will be the sole responsibility of Mesoblast). Cephalon will be obligated to provide notice to Mesoblast promptly after becoming aware of any third party costs under its control that are anticipated to exceed [***] million.

8. The “Decision Notice” means the written notice that Cephalon is obligated to deliver to Mesoblast indicating Cephalon’s decision to either (i) withdraw from or (ii) continue with the P3CHF Trial, within thirty (30) days of the earlier to occur of:

a) receipt by Cephalon of the Statistician’s written determinations for Interim Analysis #1; or

b) that date [***] months after treatment of the first patient in the P3CHF Trial, in the event that at least [***] patients have not been enrolled in the P3CHF Trial by such date.

For the avoidance of doubt, Cephalon shall have a right to withdraw from the P3CHF Trial only if (1) the Statistician determines that the surrogate endpoints set forth in paragraph 3 above have not been achieved; (2) fewer than [***] patients have been enrolled in the P3CHF Trial on the date [***] months after treatment of the first patient enrolled; or (3) any regulatory authority, data safety monitoring board or IRB requires such termination as a result of safety issues.

9. In the event that the Decision Notice indicates Cephalon’s decision to continue the P3CHF Trial, then Cephalon will be responsible for funding all further third party costs in connection with the P3CHF Trial and otherwise conducting the P3CHF Trial in accordance with the Development Agreement and will pay back to Mesoblast any amounts paid by Mesoblast to Cephalon pursuant to paragraphs 4 and 7 above. For clarity, if Cephalon decides to continue the P3CHF Trial then Cephalon will retain the right to terminate the Development Agreement in whole or in part in accordance with Sections 13.2(a) and (b) of the Development Agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10. In the event that the Decision Notice indicates Cephalon’s decision to withdraw from its involvement with the P3CHF Trial, then Mesoblast, within [***] Business Days of receiving the Decision Notice, may elect to continue the P3CHF Trial on its own by providing written notice to Cephalon within such 10-Business Day period (the “Continuation Notice”), and the Parties shall cooperate to transition all of Cephalon’s responsibilities relating to the trial to Mesoblast as quickly as possible in accordance with this Amendment, including the “Transition Procedure” more particularly described in Exhibit B; provided that Mesoblast shall immediately assume responsibility for paying all third party costs and reimbursing Cephalon for all additional reasonable internal costs it incurs for the transition of trial responsibilities. If Mesoblast notifies Cephalon of its desire to have the P3CHF Trial terminated or fails to provide the Continuation Notice timely, then the P3CHF Trial shall be promptly terminated by Cephalon consistent with safety of the subjects involved and applicable Law, and Cephalon and Mesoblast will equally share the third party costs for the conduct and wind-down of the P3CHF Trial following delivery of the Decision Notice, except that any such third party costs relating to an expansion of the patient enrollment beyond [***] or any addition of referral sites designated by Mesoblast will be the sole responsibility of Mesoblast. If Cephalon delivers a Decision Notice in conformance with this paragraph 10, it will be deemed a termination by Cephalon pursuant to Seciton 13.2(b) of the Development Agreement with respect to the Cardiovascular Field provided that, (i) Mesoblast hereby waives the 60 day notice required thereunder; (ii) notwithstanding Section 13.2(b), Cephalon shall not have any obligations under the provisions of Paragraphs 6(b), 6(c) and 6(e) of Exhibit 13 of the Development Agreement; and (iii) the Wind-down Period for such purposes shall be the period determined by the JSC reasonably necessary to carry out the transition as described in the Transition Procedure. Notwithstanding anything to the contrary in the Development Agreement, it is hereby clarified that in case of termination of the Cardiovascular Field, Cephalon shall have no further funding obligations in relation to the AMI Phase 2 Trial.

11. All amounts due hereunder are payable within [***] days of receipt of an invoice therefor.

12. If FDA provides comment(s) on the P3CHF Protocol during its initial review the incorporation of which would materially change the form and design of the P3CHF Protocol as described in this Amendment (including, without limitation, the interim analyses), then Cephalon shall either (a) work promptly with Mesoblast in good faith to address such comments in a time and manner consistent with mitigating the possible risk of a clinical hold being imposed on the P3CHF Trial during FDA’s review period or a material delay in commencement of the P3CHF Trial; or (b) promptly notify Mesoblast (such notification to be no later than [***] days from the date Cephalon receives the FDA comment(s) on the P3CHF Protocol) in writing that it does not intend to incorporate such comments, and in the case of (b) the Parties shall promptly schedule a mutually agreed meeting (such meeting to be no later than [***] days from the date Cephalon provides Mesoblast with notification that it does not intend to incorporate the FDA comment(s) on the P3CHF Protocol) to discuss potential changes to this Amendment and the P3CHF Protocol that would allow the Parties to proceed with the P3CHF Trial. If the Parties agree to making changes within thirty (30) days of such meeting, they will enter into a written amendment hereto documenting the terms thereof. If the Parties fail for any reason to agree within thirty (30) days of the meeting to any such changes, then Cephalon shall be deemed to have provided a Withdrawal Notice, as defined in and subject to the Transition Procedure.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13. This Amendment clarifies and amends certain rights and obligations of the Parties under the Development Agreement and, except to the extent expressly provided otherwise herein, the terms and conditions of the Development Agreement shall continue to apply. In the event of a conflict between this Amendment and the Development Agreement, this Amendment shall prevail with respect to the conduct of the P3CHF Trial and matters relating to the conduct thereof. This Amendment shall be governed by and interpreted in accordance with the substantive laws of the State of New York (without regard to any conflicts of law provisions) and the provisions of Article XIV of the Development Agreement shall apply to any Dispute hereunder. If an obligation hereunder is due on a date that is not a Business Day, such obligation will not be due until the immediately following Business Day. This Amendment may not be amended except by agreement in writing signed by both Parties. This Amendment and the Development Agreement (together with the documents referred to therein) constitute the entire agreement of the Parties with respect to the P3CHF Trial and related matters and supersede any prior agreement or understanding with respect thereto.

14. Until such time as Cephalon provides the Decision Notice, it will consult with Mesoblast in advance of submitting material correspondence and filings (including the IND) with the FDA and will include Mesoblast on all calls and / or meetings with the FDA, it being understood by the parties that Cephalon will lead the discussions with the FDA. All material correspondence and filings with any Regulatory Authority with respect to CEP-41750 shall be consistent with the Parties’ respective rights and obligations under the Agreement as modified by this Amendment. Each of the Parties undertakes to use commercially reasonable efforts to file the IND for the P3CHF Trial expeditiously.

IN WITNESS WHEREOF, the Parties have set forth their signatures below.

Mesoblast, Inc.		Cephalon, Inc.

/s/ Silviu Itescu		/s/ Michael R. Hayden

Name:	Silviu Itescu	Name:	Michael R. Hayden

Title:	CEO	Title:	President of Global R&D & CSC

/s/ Jenni Pilcher		/s/ Mirella Moshe

Name:	Jenni Pilcher	Name:	Mirella Moshe

Title:	Chief Financial Officer & Company	Title:	Head of Alliance Management
	Secretary of Mesoblast Group		Corporate Business Development

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

Executive Steering Committee Charter

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EXHIBIT B

TRANSITION PROCEDURE

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